SUPPLEMENT TO THE

FIDELITY® TAX MANAGED STOCK FUND

A Fund of Fidelity Beacon Street Trust

December 22, 2000

STATEMENT OF ADDITIONAL INFORMATION

The following information replaces similar information found in the "Additional Purchase, Exchange and Redemption Information" section beginning on page 16.

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the fund's NAV. The securities that the fund distributes in kind may be those that FMR believes are least likely to contribute to the realization of the fund's investment objective and the implementation of its investment strategies. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

The following information replaces similar information found in the "Trustees and Officers" section beginning on page 17.

MARVIN L. MANN (68), Trustee and Chairman of the non-interested Trustees (2001), is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of PolyOne Corporation (chemicals) and Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

TMGB-01-01 April 24, 2001
1.717659.104

The following information supplements the information found in the "Trustees and Officers" section beginning on page 17.

PAUL F. MALONEY (51) is Assistant Treasurer of Tax Managed Stock. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).